UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2006

MESA AIR GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 North 44th Street, Suite 700
Phoenix, Arizona, 85008
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (602) 685-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On April 21, 2006, Mesa Air Group, Inc. (the “Company”) issued a press release announcing the election of Richard Thayer and Carlos Bonilla as members of the Company’s Board of Directors. Messrs. Thayer and Bonilla’s election is effective April 20, 2006. The Board has not yet made committee assignments for Messrs. Thayer and Bonilla.
     There is no arrangement or understanding between Messrs. Thayer and Bonilla and any other person, pursuant to which Messrs. Thayer and Bonilla were selected as directors of the Company.
     The full text of the Company’s press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits.

Exhibit No.	Description
99.1	Press release regarding election of two new members to the Board of Directors

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA AIR GROUP, INC.
Date: April 21, 2006	By:	/s/ GEORGE MURNANE III
		Name:	GEORGE MURNANE III
		Title:	Executive Vice President and CFO